SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 15, 2004

Golf Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-22091	33-0724736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14 North Adger’s Wharf, Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

(843) 723-4653
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets

Golf Trust of America, L.P. (“Lender”), an affiliate of Golf Trust of America, Inc. (the “Company”), entered into a Settlement Agreement dated July 15, 2004 (the “Settlement Agreement”) with GTA-IB, LLC (“GTA-IB”), Golf Host Resorts, Inc. (“Borrower”), Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC relating to the settlement of a number of issues between the parties, including Borrower’s default under the $79 million loan made by Lender to the Borrower in June 1997.  Pursuant to the Settlement Agreement, GTA-IB, an affiliate of the Lender and of the Company, settled claims relating to the loan to the Borrower and took ownership of the Westin Innisbrook Golf Resort.  In connection with the Settlement Agreement, GTA-IB and Westin Management Company South entered into a management agreement providing for Westin’s management of the Westin Innisbrook Golf Resort, and Westin and Troon Golf LLC entered into a facility management agreement providing for Troon’s management of the golf facilities at the Westin Innisbrook Golf Resort.  In addition, in connection with the Settlement Agreement and related agreements, Elk Funding, L.L.C., an entity affiliated with Westin Management Company South’s parent, provided a $2 million loan to Lender to fund certain capital expenditures and operations of the Westin Innisbrook Golf Resort.  Lender and Borrower had previously entered into an agreement with the prospective purchaser of a parcel of undeveloped land within the Westin Innisbrook Golf Resort known as Parcel F. This agreement, known as the Parcel F Development Agreement, was executed on March 29, 2004 and held in escrow pending the closing of the transactions contemplated by the Settlement Agreement.  The Parcel F Development Agreement provides for the terms and conditions under which Parcel F may be developed, including restrictions to avoid interference with the operations of the Westin Innisbrook Golf Resort.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  It is not practicable at the date of filing this report to provide the financial statements of Golf Hosts, Inc. for the periods required pursuant to Rule 3.05 (b) of Regulation S-X.  The Company intends to file such financial statements as soon as they become available and in any event not later than September 28, 2004, if the Commission has not waived such requirement prior to such date.

(b)  It is not practicable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the date of this report.  The Company intends to file such financial statements as soon as they become available and in any event not later than September 28, 2004, if the Commission has not waived such requirement prior to such date.

(c)  Exhibits

The following exhibits are part of this current report on Form 8-K and is numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description

10.1

Settlement Agreement dated July 15, 2004 by and among Golf Trust of America, L.P., GTA-IB, LLC, Golf Host Resorts, Inc., Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC.

10.2	Defense and Escrow Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., GTA-IB, LLC, Golf Trust of America, L.P., Golf Trust of America, Inc. and Chicago Title Insurance Company.

10.3	Operational Benefits Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., Golf Hosts, Inc., GTA-IB, LLC, and Golf Trust of America, L.P.

10.4	Management Agreement dated July 15, 2004 by and between Westin Management Company South and GTA-IB, LLC.

10.5	Assignment, Consent, Subordination and Nondisturbance Agreement dated July 15, 2004 by and among GTA-IB, LLC, Golf Trust of America, L.P. and Westin Management Company South.

10.6	Facility Management Agreement dated July 15, 2004 by and among Troon Golf L.L.C., Westin Management Company South and GTA-IB, LLC.

10.7	Loan Agreement dated July 15, 2004 by and between Golf Trust of America, L.P. and Elk Funding, L.L.C. and related Notes A and B

10.8

Parcel F Development Agreement dated March 29, 2004 by and among Golf Hosts Resorts, Inc., Golf Trust of America, L.P. and Parcel F, LLC, formerly known as Innisbrook F, LLC, formerly known as Bayfair Innisbrook, L.L.C.

99.1	Press Release issued on July 16, 2004 announcing the execution of a Settlement Agreement with Golf Host.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

Date: July 29, 2004	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description

10.1

Settlement Agreement dated July 15, 2004 by and among Golf Trust of America, L.P., GTA-IB, LLC, Golf Host Resorts, Inc., Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC.

10.2	Defense and Escrow Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., GTA-IB, LLC, Golf Trust of America, L.P., Golf Trust of America, Inc. and Chicago Title Insurance Company.

10.3	Operational Benefits Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., Golf Hosts, Inc., GTA-IB, LLC, and Golf Trust of America, L.P.

10.4	Management Agreement dated July 15, 2004 by and between Westin Management Company South and GTA-IB, LLC.

10.5	Assignment, Consent, Subordination and Nondisturbance Agreement dated July 15, 2004 by and among GTA-IB, LLC, Golf Trust of America, L.P. and Westin Management Company South.

10.6	Facility Management Agreement dated July 15, 2004 by and among Troon Golf L.L.C., Westin Management Company South and GTA-IB, LLC.

10.7

Loan Agreement dated July 15, 2004 by and between Golf Trust of America, L.P. and Elk Funding, L.L.C. and related Notes A and B Parcel F, LLC, formerly known as Innisbrook F, LLC formerly known as Bayfair Innisbrook, L.L.C.

10.8

Parcel F Development Agreement dated March 29, 2004 by and among Golf Hosts Resorts, Inc., Golf Trust of America, L.P. and Parcel F, LLC, formerly known as Innisbrook F, LLC, formerly known as Bayfair Innisbrook, L.L.C.

99.1	Press Release issued on July 16, 2004 announcing the execution of a Settlement Agreement with Golf Host.